                                       [EAGLE]
                         E PLURIBUS                      UNUM


NUMBER                                                                    SHARES

                                   TRUETRAKS, INC.
                                   OPEN CORPORATION
                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
           Authorized Capital Stock 2,000,000 Shares With Par Value $0.0500

THIS CERTIFIES THAT
                   -----------------------------------------------------------
                        (SEE REVERSE FOR CERTAIN CONDITIONS)

IS THE OWNER OF                                  SHARES OF THE CAPITAL STOCK OF
              ----------------------------------

                                   TRUETRAKS, INC.
     FULL PAID AND NON-ASSESSABLE, TRANSFERABLE ONLY ON THE BOOKS OF THE
            CORPORATION IN PERSON OR BY ATTORNEY, UPON SURRENDER OF THIS
            CERTIFICATE PROPERLY ENDORSED.  IN WITNESS WHEREOF, THE SAID
             CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS
               DULY AUTHORIZED OFFICERS, AND ITS CORPORATE SEAL TO BE
                                   HEREUNTO AFFIXED

              THIS          DAY OF          A.D. 19       .
                  ----------      ----------       -------

------------------------------                   ------------------------------
         SECRETARY                                         PRESIDENT

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
         TEN COM:  as tenants in common
         TEN ENT:  as tenants by the entireties
          JT TEN: as joint tenants with the right of survivorship and not as tenants in common
  UNIF GIFT ACT:        Custodian       under Uniform Gifts to Minors Act
               --------         -------                                 ------
               (CUST)           (MINOR)                                 (STATE)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                       HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
                                       ----------------------------------------


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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT                                  ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                 19     .
    ----------------   -----

-----------------------------------              ------------------------------
         IN PRESENCE OF                                    SIGNED

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.